                                                              EX. -99.906CERT(i)

                                 CERTIFICATIONS

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant: E*TRADE Funds

Date of Form N-CSR: June 30, 2004

     The undersigned, the principal executive officer of the above-named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this

24 day of August 2004.


                                                  /s/ Dennis Webb
                                                  ------------------------------
                                                  Dennis Webb,
                                                  President

                                                            EX. -99.906CERT9(ii)

                                 CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registration: E*TRADE Funds

Date of Form N-CSR: June 30, 2004

     The undersigned, the principal financial officer of the above-named registrant (the "Fund"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of her knowledge and belief, after reasonable inquiry:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this

24 day of August 2004


                                                  /s/ Elizabeth Gottfried
                                                  ------------------------------
                                                  Elizabeth Gottfried,
                                                  Treasurer